UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On August 17, 2023, Reviva Pharmaceuticals Holdings, Inc. (the “Company”) issued a press release announcing the completion of enrollment in its pivotal Phase 3 RECOVER study evaluating brilaroxazine for schizophrenia. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.	Other Events.

On August 17, 2023, the Company issued a press release announcing the completion of enrollment in its pivotal Phase 3 RECOVER study evaluating brilaroxazine for schizophrenia (the “RECOVER Trial”). The Company reported that enrollment is complete in the RECOVER Trial, with 402 patients enrolled at multiple sites in the United States (~60%), Europe (~10%) and Asia (~30%). Topline data for the RECOVER Trial is expected in October 2023.

The RECOVER Trial is a global Phase 3, randomized, double-blind, placebo-controlled, multicenter study designed to assess the safety and efficacy of brilaroxazine in 402 patients with acute schizophrenia compared to placebo. Brilaroxazine will be administered at fixed doses of 15 mg or 50 mg once daily for 28 days. The primary endpoint is a decrease in Positive and Negative Symptoms Assessment total score compared to placebo from baseline to Day 28. Key secondary endpoints include clinical global impression (CGI) rating scale, positive and negative symptoms, social functioning and cognition. A 1-year open-label extension (OLE) study with flexible doses of 15 mg, 30 mg, or 50 mg will further evaluate the long-term safety and tolerability of brilaroxazine in patients with stable schizophrenia. Over 50% of patients are currently enrolled in the OLE, with completion of the required 100 patients treated with brilaroxazine for 1-year expected in Q3 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release issued by Reviva Pharmaceuticals Holdings, Inc., dated August 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Dated: August 17, 2023	By:	/s/ Narayan Prabhu
	Name: Title:	Narayan Prabhu Chief Financial Officer